Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

We grant equity awards, including stock options and RSUs, to our employees on an annual basis. In addition, we grant equity awards to our employees upon hire or promotion or for retention purposes. We also grant stock options to our directors when appointed to our Board of Directors and on an annual basis thereafter, which annual grant occurs automatically following our annual meeting of stockholders each year. During the last fiscal year, neither the Board of Directors nor the Compensation Committee took material nonpublic information into account when determining the timing or terms of equity awards, nor did the Company time the disclosure of material nonpublic information for the purpose of affecting the value of executive or director compensation.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false